UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: August 11, 2006
                        (Date of earliest event reported)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

          Nevada                    0-17371               90-0196936
     (State or other              (Commission          (I.R.S. Employer
       jurisdiction              File Number)           Identification
   of incorporation or                                     Number)
      organization)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)

                                 (405) 488-1304
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On August 11, 2006, Quest Resource Corporation issued a press release reporting its intention for a Company representative to make a presentation at EnerCom, Inc.'s 11th Annual Oil & Gas Conference on August 14, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

      The following material is furnished pursuant to Item 9.01 as an exhibit to this Form 8-K.

(d)   Exhibits

      Exhibit Number      Description
      --------------      -----------

          99.1            Press release of Quest Resource Corporation dated
                          August 11, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    QUEST RESOURCE CORPORATION



                                    By:   /s/ David Grose
                                          --------------------
                                          David Grose
                                          Chief Financial Officer

Date:  August 14, 2006








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